UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 7, 2009
DIGITAL ANGEL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-26020	43-1641533

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 VILLAUME AVENUE SOUTH SAINT PAUL, MINNESOTA	55075

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 651-455-1621
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
On July 7, 2009, Digital Angel Corporation’s subsidiary, Signature Industries Limited (“Signature”), entered into an invoice discounting agreement (“Bibby Invoice Discounting Agreement”) with Bibby Financial Services (“Bibby”). The Bibby Invoice Discounting Agreement replaces a previous invoice discounting agreement with The Royal Bank of Scotland Commercial Services Limited.
The Bibby Invoice Discounting Agreement provides for Signature to sell, with full title guarantee, most of its receivables as defined in the Bibby Invoice Discounting Agreement. Bibby will prepay 80% of receivables sold in the United Kingdom (“U.K.”) and 70% of receivables sold in the rest of the world, not to exceed a balance of £2.5 million. Subsequent to continued satisfactory operation of the invoice discounting facility and Signature’s financial progress, Bibby will increase funding in two further tranches of £500 thousand each, up to a total balance of £3.5 million, based upon the cash needs of the business and ability to generate the required level of funding. Bibby will repay Signature the remainder of the receivable upon collection. Receivables which remain outstanding 90 days from the invoice date become ineligible and Signature will be required to repurchase the receivable. The Bibby Invoice Discounting Agreement requires a fee of 0.25% for each U.K. receivable sold and 0.3% for each receivable sold in the rest of the world. If the total of the yearly fee is less than £60,000, Signature will be required to pay Bibby the amount of such deficit. Signature is also required to pay a discounting charge of 2.0% above the higher of Barclays Bank Plc base rate or 3 month LIBOR subject to a minimum of 3.5%. Either Signature or Bibby can terminate the Bibby Invoice Discounting Agreement by providing written notice to the other party six months prior to the intended termination date but neither party can terminate for eighteen months following the commencement date.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

10.1	Recourse Invoice Discounting Agreement between Bibby Financial Services and Signature Industries Limited on July 7, 2009.

10.2
Standard Conditions for the Purchase of Debts (Edition A/2004) Incorporated into the Confidential Invoice Discounting Agreement Made between Bibby Financial Services and Signature Industries Limited on July 7, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL ANGEL CORPORATION
Date: July 10, 2009
	By:	/s/ Lorraine M. Breece
		Name:	Lorraine M. Breece
		Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Recourse Invoice Discounting Agreement between Bibby Financial Services and Signature Industries Limited on July 7, 2009.

10.2
Standard Conditions for the Purchase of Debts (Edition A/2004) Incorporated into the Confidential Invoice Discounting Agreement Made between Bibby Financial Services and Signature Industries Limited on July 7, 2009.